Supplement to the
Fidelity Freedom® Index Funds
May 30, 2015
Prospectus

Effective October 1, 2015, FMR Co., Inc. serves as investment adviser for the funds. All references to Strategic Advisers, Inc. in the prospectus are replaced with FMR Co., Inc.

Each Fidelity Freedom Index Fund is comprised of multiple classes of shares. References to each Fidelity Freedom Index Fund are deemed to include class where applicable.

The following information in each "Fund Summary" section of the prospectus under the heading noted below is updated as follows:

Principal Investment Strategies

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  Investing in a combination of Fidelity domestic equity funds (including commodity funds), international funds (developed and emerging markets), bond funds (including treasury inflation-protected security funds), and short-term funds (underlying Fidelity® funds), each of which (excluding the money market fund) seeks to provide investment results that correspond to the total return of a specific index or market segment.

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The following information in each "Fund Summary" section of the prospectus under the heading noted below is updated as follows:

Purchase and Sale of Shares

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Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

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The following information replaces similar information found in the "Shareholder Information" section under the heading "Features and Policies" on page 75.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

FRX-15-04  October 24, 2015
1.923243.112